UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2015 (June 2, 2015)

TIER REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas
75248
(Address of principal executive offices)
(Zip Code)

(972) 483-2400
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In preparation for a potential listing of its common stock on a national securities exchange, TIER REIT, Inc. (the “Company”) filed Second Articles of Amendment (the “Second Articles”) and Third Articles of Amendment (the “Third Articles” and together with the Second Articles, the “Articles”) on June 2, 2015 (the “Effective Date”) with the Maryland State Department of Assessments and Taxation to effect a 1-for-6 reverse stock split of the Company’s existing common stock (the “Reverse Stock Split”). The Second Articles changed each share of issued and outstanding common stock of the Company, $0.0001 par value per share, into 1/6th of a share of common stock, $0.0006 par value per share. The Third Articles changed the par value of the Company’s common stock from $0.0006 per share to $0.0001 per share and, thereby, reduced the aggregate par value of all authorized shares of common stock to $38,249.90. The Articles and the Reverse Stock Split became effective immediately upon filing.

No fractional shares were issued in connection with the Reverse Stock Split. Instead, each stockholder of record who holds any fractional share of the Company’s common stock as of the close of business on the Effective Date will receive a cash payment equal to the fractional share held by such stockholder multiplied by $26.88 (which number is the product of the Company’s estimated value per share as of October 30, 2014 of $4.48 multiplied by six to account for the Reverse Stock Split) (the “Fractional Share Payments”). The Fractional Share Payments will be remitted to the stockholders shortly after the Effective Date.

The Reverse Stock Split affected all stockholders uniformly and did not affect any stockholder’s percentage ownership interest in the Company or any stockholder rights. In addition, the number of the Company’s authorized shares of common stock did not change.

The foregoing description of the Articles and the Reverse Stock Split is not complete and is subject to and qualified in its entirety by reference to the Articles, copies of which are filed hereto as Exhibit 3.1 and Exhibit 3.2, both of which are incorporated by reference herein.

Item 7.01    Regulation FD Disclosure

On or about June 3, 2015, the Company issued a letter to stockholders regarding the Reverse Stock Split and the Fractional Share Payments. The full text of the letter to stockholders is furnished hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements relating to the business and financial outlook of TIER REIT, Inc., including the timing or prospects for a listing, which are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this document, including the risk that the Company decides not to list its shares of common stock on a national securities exchange in the near future or at all. Such factors also include those described in the Risk Factors section of TIER REIT, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2015. Forward-looking statements in this document speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01.        Financial Statements and Exhibits.
 (d)    Exhibits.

Exhibit Number	Description
3.1	Second Articles of Amendment to Ninth Articles of Amendment and Restatement of TIER REIT, Inc., effective as of June 2, 2015
3.2	Third Articles of Amendment to Ninth Articles of Amendment and Restatement of TIER REIT, Inc., effective as of June 2, 2015
99.1	Letter to Stockholders, dated June 3, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIER REIT, INC.

Dated: June 3, 2015	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Senior Vice President – Legal, General Counsel & Secretary

Exhibit Index

Exhibit Number	Description
3.1	Second Articles of Amendment to Ninth Articles of Amendment and Restatement of TIER REIT, Inc., effective as of June 2, 2015
3.2	Third Articles of Amendment to Ninth Articles of Amendment and Restatement of TIER REIT, Inc., effective as of June 2, 2015
99.1	Letter to Stockholders, dated June 3, 2015

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